Exhibit 10.2

ACCESSION AGREEMENT

This ACCESSION AGREEMENT (the “Agreement”), dated as of May 10, 2013, is by and among Crumbs Bake Shop, Inc., a Delaware corporation with offices located at 110 West 40th Street, Suite 2100, New York, New York 10018 (the “Company”), Michael Serruya (the “Buyer”) and the Buyer Assignee(s) listed on the signature pages hereto (individually, a “Buyer Assignee” and collectively, the “Buyer Assignees”).

The Company and the Buyer have executed and delivered that certain Securities Purchase Agreement, dated April 29, 2013, as amended by that certain First Amendment to the Securities Purchase Agreement, dated as of May 9, 2013 (collectively, the “SPA”), for the purchase and sale of senior convertible notes, in the aggregate amount of up to $10,000,000, in the form attached thereto as Exhibit A (the “Notes”), which Notes shall be convertible into shares of the Company’s common stock, $0.0001 par value per share, in accordance with the terms of the Notes.

Pursuant to Section 1(e) and 9(g) of the SPA, the Buyer is permitted to assign any and all of Buyer’s rights and obligations with respect to his purchase of Notes thereunder prior to any Closing upon the satisfaction of the requirements set forth in the SPA.

The Buyer desires to assign his rights and obligations with respect to the purchase of Notes to each of the Buyer Assignees in the aggregate original principal amount set forth opposite such Buyer Assignee’s name on the Schedule of Buyer Assignees attached hereto (the “Schedule of Buyer Assignees”).

Each Buyer Assignee wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, a Note in the aggregate original principal amount set forth opposite such Buyer Assignee’s name on the Schedule of Buyer Assignees.

Any term used herein and not defined shall have the meaning assigned to such term in the SPA.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Buyer and each Buyer Assignee hereby agree as follows:

1.	Purchase and Sale of Notes. Pursuant to Section 1(e) and 4(y) of the SPA, the Buyer hereby assigns to the Buyer Assignees, and the Buyer Assignees each hereby assume from the Buyer, that portion of the Buyer’s obligation to purchase the Notes listed on the Schedule of Buyer Assignees in the amounts and on the dates set forth therein next to each Buyer Assignee’s name, a copy of which is attached hereto and incorporated herein by reference.

2.	Representations and Warranties of each Buyer Assignee. Each Buyer Assignee, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date when such Buyer Assignee purchases Notes from the Company, all of the representations and warranties contained in Section 2 of the SPA, applied to such Buyer Assignee as if it were the Buyer, are true and correct.

3.	Representations and Warranties of the Company. The Company represents and warrants to each Buyer Assignee that, as of the date hereof and as of the Closing Date when such Buyer Assignee purchases Notes from the Company, all of the representations and warranties contained in Section 3 of the SPA are true and correct.

4.	Bound by Transaction Documents. Each Buyer Assignee hereby accedes and becomes a party to the SPA with the same force and effect as if originally named as a Buyer therein and agrees to be bound by the terms of the Transaction Documents with respect to the Notes that it purchases from the Company (the “Assigned Notes”), such that each Buyer Assignee, with respect to its Assigned Notes, shall be deemed a Buyer under the Transaction Documents. Additionally, each Buyer Assignee, with respect to its Assigned Notes, shall be entitled to receive all of the rights and benefits provided to, and shall be subject to all of the obligations imposed on, the Buyer under the Transaction Documents.

5.	Release of Buyer. Upon the Closing of the sale of Assigned Notes to a Buyer Assignee, the Company agrees to release the Buyer from any and all obligations under the SPA with respect to such Assigned Notes, including, without limitation, that portion of Buyer’s commitment to purchase Notes from the Company in the aggregate principal amount of the Assigned Notes so sold; provided, however, that in the event such Closing does not occur due to a material breach by the Company of its obligations under this Agreement and the SPA, then such release of Buyer shall nevertheless apply. The Company agrees to hold harmless the Buyer for any misrepresentations made by the Buyer Assignees hereunder with respect to the Notes purchased by such Buyer Assignees. Each Buyer Assignee agrees to release the Buyer from any and all obligations it may have pursuant to the SPA or any Transaction Document in relation to the Assigned Notes purchased by such Buyer Assignee and agrees to hold harmless the Buyer with respect to any misrepresentation made by the Company hereunder with respect to the such Assigned Notes.

6.	Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or the SPA shall be given in accordance with the terms of the SPA to the Buyer Assignees at the address, facsimile number and e-mail address listed on the Schedule of Buyer Assignees.

7.	Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signatures Appear on Following Pages]

2

IN WITNESS WHEREOF, the Buyer, each Buyer Assignee and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

CRUMBS BAKE SHOP, INC.

By:	/s/ John D. Ireland
Name:	John D. Ireland
Title:	Senior Vice President and CFO

BUYER:

/s/ Michael Serruya
Michael Serruya

BUYER ASSIGNEES:

FRONT STREET INVESTMENT MANAGEMENT, INC.

By:	/s/ Frank Mersch
Name:	Frank Mersch
Title:	Portfolio Manager

YORK PLAINS INVESTMENT CORP.

By:	/s/ Shawn Dym
Name:	Shawn Dym
Title:	Director

ASTON HILL ASSET MANAGEMENT INC., on behalf of funds listed on Schedule A

By:	/s/ Vivian Lo
Name:	Vivian Lo
Title:	Vice President, Portfolio Manager

KITCHENER INVESTMENT CORP.

By:	/s/
Name:	Commerce Services Limited/Corporate Associates Limited
Title:	Directors

[Signature Page to Accession Agreement]

3

SCHEDULE OF BUYER ASSIGNEES

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)

Buyer Assignee	Address and Facsimile Number	Aggregate Original Principal Amount of Notes	First Closing Date Original Principal Amount of Notes Purchased	First Closing Date Purchase Price	[Subsequent Closing Date] Original Principal Amount of Notes Purchased	[Subsequent Closing Date] Purchase Price	Legal Representative’s Address and Facsimile Number
Front Street Investment Management Inc.[1]		$2,000,000	$2,000,000	$2,000,000	$[ ]	$[ ]
Aston Hill Asset Management Inc.[2]		3,000,000	3,000,000	3,000,000	[ ]	[ ]
Kitchener Investment Corp.		1,500,000	1,500,000	1,500,000	[ ]	[ ]
York Plains Investment Corp.		500,000	500,000	500,000	[ ]	[ ]
TOTAL		$7,000,000		$7,000,000	$[ ]	$[ ]

1 By fund, as follows: Front Street Tactical Equity Class ($630,000), Front Street Canadian Hedge Fund ($925,000), Front Street Global Opportunities Class ($245,000) and Front Street Growth and Income Class ($200,000).

2 By fund, as follows: IA Clarington Global Income Fund ($1,835,000), Redwood Income Strategies Class ($160,000), Aston Hill Growth and Income Fund ($650,000), Aston Hill Capital Growth Fund ($325,000) and Aston Hill Opportunities Fund ($30,000).

4